TACTICAL DIVIDEND & MOMENTUM FUND
SCHEDULE OF INVESTMENTS (Unaudited)
October 31, 2024

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 98.3%
	EQUITY - 98.3%
89,754	Communication Services Select Sector SPDR Fund	$ 8,260,958
46,317	Consumer Discretionary Select Sector SPDR Fund	9,119,354
65,087	Consumer Staples Select Sector SPDR Fund	5,214,770
34,006	Energy Select Sector SPDR Fund	3,012,592
260,695	Financial Select Sector SPDR Fund	12,117,104
69,143	Health Care Select Sector SPDR Fund(a)	10,155,032
57,370	Industrial Select Sector SPDR Fund(a)	7,677,827
21,187	Materials Select Sector SPDR Fund	1,978,654
47,777	Real Estate Select Sector SPDR Fund	2,063,966
44,090	Technology Select Sector SPDR Fund(a)	9,798,562
28,503	Utilities Select Sector SPDR Fund	2,277,675
32,293	Vanguard Information Technology ETF	18,804,214
	TOTAL EXCHANGE-TRADED FUNDS (Cost $76,822,741)	90,480,708

	SHORT-TERM INVESTMENTS — 16.6%
	COLLATERAL FOR SECURITIES LOANED - 14.8%
13,621,711	Dreyfus Government Cash Management Money Market Fund, Investor Class, 4.69% (Cost $13,621,711)(b),(c)	13,621,711

	MONEY MARKET FUNDS - 1.8%
1,620,754	MSILF Treasury Securities Portfolio, Institutional Class, 4.63% (Cost $1,620,754)(c)	1,620,754

	TOTAL SHORT-TERM INVESTMENTS (Cost $15,242,465)	15,242,465

	TOTAL INVESTMENTS - 114.9% (Cost $92,065,206)	$ 105,723,173
	LIABILITIES IN EXCESS OF OTHER ASSETS - (14.9)%	(13,729,581)
	NET ASSETS - 100.0%	$ 91,993,592

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of October 31, 2024 was $13,432,218.
(b)	Security was purchased with cash received as collateral for securities on loan at October 31, 2024. Total collateral had a value of $13,621,711 at October 31, 2024. Additional non-cash collateral received from the borrower not disclosed in the Schedule of Investments had a value of $237,734.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2024.